                                   Wanger Advisors Trust  1999 Semiannual Report

                                   Wanger 99

                                                       -------------------------
                                                       New Funds!
                                                       Wanger Foreign Forty
                                                       Wanger Twenty





[LOGO APPEARS HERE]

Wanger Advisors Trust
1999 Semiannual Report
Contents



 1  New Funds
 2  J.P. Morgan
 4  Funds at a Glance
 6  Performance Review
    Wanger U.S. Small Cap
 8  Performance Review
    Wanger International Small Cap
10  Performance Review
    Wanger Twenty
12  Performance Review
    Wanger Foreign Forty
14  Statement of Investments
    Wanger U.S. Small Cap
18  Statement of Investments
    Wanger International Small Cap
21  Portfolio Diversification
    Wanger International Small Cap
22  Statement of Investments
    Wanger Twenty
24  Statement of Investments
    Wanger Foreign Forty
26  Portfolio Diversification
    Wanger Foreign Forty
27  Statements of Assets
    and Liabilities
28  Statements of Operations
29  Statements of Changes in
    Net Assets
30  Financial Highlights
    Wanger U.S. Small Cap
31  Financial Highlights
    Wanger International Small Cap
32  Financial Highlights
    Wanger Twenty
33  Financial Highlights
    Wanger Foreign Forty
34  Notes to Financial Statements




Wanger Asset Management, L.P.
("WAM") is one of the leading
global small-cap equity managers
in the United States with 29 years of
small-cap investment experience.
WAM manages over $7 billion in
equities and is the investment
adviser to Wanger U.S. Small Cap,
Wanger International Small Cap,
Wanger Twenty, Wanger Foreign
Forty, and the Acorn Family of Funds.

WAM uses a unique style
of catching trends with small,
attractively priced niche
companies. For more complete
information about our funds
including the Acorn funds, fees
and expenses, call WAM
Brokerage Services, L.L.C.,
distributor, at 1-800-5-WANGER for
a prospectus. Read it carefully
before you invest or send money.


[LOGO APPEARS HERE] Wanger 99

New Funds to Complement Your
Variable Annuity Mix!

We are pleased to announce that Wanger Twenty and Wanger Foreign Forty, our newest funds, are now available to you. They are focused mid-cap funds that are an extension of Wanger's proven expertise in small-cap investing.

     The funds invest in a select group of medium-to larger-size companies. Both funds invest in companies with market capitalizations of $1 billion to $10 billion and take advantage of the advisor's proven research and stock-picking capabilities. They follow an investment philosophy similar to the philosophy that has distinguished Wanger's small-cap investing style. This philosophy is based on the belief that less profiled companies may offer higher return potential than the stocks of companies with capitalizations above $10 billion.

     Wanger Twenty seeks long-term growth and invests primarily in the stocks (generally between 20-25) of medium- to larger-size U.S. companies. Wanger Foreign Forty also seeks long-term growth. It invests primarily in the stocks (generally between 40-60) of medium- to larger-size foreign companies in developed markets.

     Wanger Twenty is co-managed by John Park and Mark Yost. Wanger Foreign Forty is managed by Marcel Houtzager.

     The funds are off to a great start. From their inception on February 1, 1999, through June 30, Wanger Twenty has returned 25.3% vs. 11.2% for the S&P MidCap 400 and 7.9% for the S&P 500. Wanger Foreign Forty has returned 13.5% vs. 4.3% for the EAFE Index./1/ More information about the funds' performance is on pages 5, 11 and 13 of this report.

     For more information on these new funds, please call 800-492-6437 or visit our web site at www.wanger.com. We plan to do everything we can to help your investments work hard for you.

Peter Zaldivar joins Marcel Houtzager as Co-portfolio Manager of Wanger International Small Cap

Peter has been a key member of the international analytical team since 1996 covering European equities. "International investing offers a very rich universe of stocks to pick from. Our team of seven analysts concentrates on finding under-followed companies, reasonably valued with strong growth potential," said Mr. Zaldivar. "We travel the world talking to company managements, competitors and suppliers, and leverage that knowledge to find and own what we believe are the very best investments for our shareholders."

     Before joining Wanger Asset Management, Mr. Zaldivar was a portfolio manager with Lord Asset Management. A Chartered Financial Analyst, Mr. Zaldivar's degrees include a B.A. from the University of Wisconsin/Madison and a J.D. from Harvard Law School.

------------------------------------------------------------------------------
/1/Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions.

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
J.P. Morgan

[LOGO APPEARS HERE]


In the history of American finance, there have been many interesting and important figures from Alexander Hamilton to George Soros. None approaches the mythic status of John Pierpont Morgan. He dominated the banking scene from the end of the Civil War to the eve of World War I. Since his death in 1913, no other person has achieved his level of power and reputation. Morgan was loved by a few, respected by many, and hated by most. He was not hated for his deeds so much as what he stood for--massive wealth and power. In the Gilded Age, he personified the wealth of a Bill Gates and the influence of an Alan Greenspan.
Morgan: American Financier/1/, a new biography by Jean Strouse, is a splendid study of the man and his period.

     What a period it was! Some of the people who did business with Morgan were Mellon, Rockefeller, Harriman, Frick, Carnegie, Baker, Widener and Edison, a group of tycoons now turned into universities, museums, banks or libraries. One could ponder on the transformation of a businessman into a building.

     Morgan, as a person, was agreeably complex and contradictory. He was deeply religious and a womanizer. He was a handsome youth, but an ugly adult (his nose became deformed by rhinophyma). He was a leader, but not a good speaker or writer. Despite achieving every worldly success, he suffered from fits of depression, and often sat alone in his study, smoking a cigar and playing solitaire. (Strouse does not say what game of solitaire he favored, but in that primitive age he had to use real cards, not the Microsoft version.)

     Mr. Morgan played solitaire in very nice surroundings. He had a Manhattan mansion (a series of five, of increasing splendor), an art-filled house in London, a great country house on the Hudson, and three vacation houses. He had a fabulous yacht, the Corsair, built in three different versions. His art collection included Gutenberg bibles and other rare books and manuscripts, old master paintings, armor, Egyptian antiquities, all in great quantity, many now in the Met or the Morgan Library. It was the best art collection ever assembled by one private individual. His artistic taste was informed and refined, but conventional. For instance, he missed the French Impressionist movement altogether, although he could have bought a boxcar load of VanGoghs and Monets for what he paid for one Gainsborough.

     As mutual fund investors, you and I should be most interested in Morgan as the supreme financial tycoon. His firm put together U.S. Steel, creating the biggest industrial company in the country. Another deal created International Harvester. Railroads were the leading industry of his time, and he put together the Northern Pacific and the Southern Railway. His least successful trust was an ocean shipping company, IMM, that not only lost money in the freight business, but through the White Star Line, owned the ill-fated (but photogenic) Titanic. These mergers were attacked by Progressive "trust-busters," but big companies were needed as the United States became an industrial giant. Regardless of your opinion on these mergers, Morgan did many things that clearly benefited the country.

Bringing in Capital

The construction of the U.S. railway network was dependent on European capital. By today's standards, 19th Century America would have been classified as an Emerging Market. If you think of the United States in Morgan's era as the equivalent to Argentina now, it's not surprising that many European investors lost their money on American railroads that went bust. Morgan's firm (Drexel, Morgan & Co. until 1895, now J.P. Morgan & Co.) was in the center of international banking, with his father's bank in London funneling money to New York./2/ The amount of European capital invested in the United States grew from $222 million in 1853 to $3 billion in 1890. Morgan himself spent about half of each year in Europe, mixing business, art collecting and spa treatments./3/

     The key to keeping European investors happy was a sound dollar, backed by gold. Therefore, Morgan and the other bankers fought to base the U.S. currency on a gold standard. Whether your were pro or anti, the gold standard was one of the key political divides of the 1890s. Farmers always hate bankers, and opposed the gold standard. So did silver miners, who wanted silver to be counted in monetary reserves together with gold. The Populist party, which represented the anti-gold standard factions, wanted faster growth in the money supply and inflation to enable debtors to pay off their obligations in cheaper dollars. Morgan, the defender of sound money, was hated as the leader of the gold-standard Eastern banking interests.

The One-Man Fed

In 1894, foreign investors became nervous that the Populists would prevail and inflate the money supply, which would cause their dollar-denominated bonds to lose value. European investors started selling bonds for gold and physically shipping the gold to London. At the end of 1894, the U.S. gold reserve plunged from $100

Wanger 99
                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
[LOGO APPEARS HERE]



million to $45 million. In early 1895, gold losses reached $2 million per day, and the U.S. government faced a crisis not unlike the one that forced several Asian countries to devalue their currencies two years ago. Morgan and several other bankers met with President Cleveland in February 1895, the day gold reserves dropped to only $9 million, with claims of $12 million against that gold. A U.S. government default was only a day away. Morgan's group figured out a way to sell $62 million in new gold-backed bonds without Congressional approval (the silverites in Congress would not have approved the bond issue), and saved the government. After the bond sale, Morgan ran a delicate foreign-exchange support program that succeeded, and U.S. gold reserves rebounded back over $100 million by June. Despite this triumph, Morgan and Rothschild, the two syndicate managers, were vilified in the press and in Congress, where Bryan made a nasty anti-gold, anti-Semitic speech.

     In 1896, the Democrats nominated the Populist William Jennings Bryan for president. His convention speech was perhaps the best political oration in American history, ending with the famous phrase: "You shall not crucify mankind upon a cross of gold." I always had thought that this was a great anti-materialistic religious thunderbolt, but its context was merely part of Bryan's violent hatred of the gold standard. Bryan lost the election anyway.

The Panic of 1907

In 1907, there was a terrible panic, one of the worst financial crises ever to hit America. Many banks, trust companies, insurance companies, and stockbrokers had too much debt. After a couple of banks failed, a panic started that threatened to wipe out a large part of the American financial system and create the kind of depression that showed up 22 years later in 1929. There was no Federal Reserve System to regulate banks or act as lender of last resort.

     Morgan and a small group of allies acted as a private Fed, deciding which financial institutions were hopeless and should be allowed to go under, and which were sound but illiquid and could be saved by extending new credit. Morgan then browbeat his friends into extending the savable banks new credit despite the fear and panic that enveloped Wall Street at that moment. It worked. The Panic of 1907 was short-lived, and no depression followed.

     A lot of the time Morgan and other nineteenth century bankers were don't-rock-the-boat conservatives. Sometimes Morgan acted as a risk-taking venture capitalist. His most successful undertaking was Edison and his new electric light. In 1878, Edison was well-known, but had little money. Drexel, Morgan supplied capital for the new Edison Electric Light Co., and continued to support Edison during the start-up phase. Development was not smooth: the 1878 lamp used a platinum filament that proved a dead-end. (Carbon filament worked better, and finally the tungsten filament bulb, that we still use today, replaced carbon in turn). The electric light was the "killer app" for the electrical industry. In 1892, Edison's company was combined with its major competition to form General Electric, with Morgan as the investment banker.

     If Morgan did so many good things in his life, why did he receive such bad press in his lifetime and to this day? One answer is that his critics on the left--variously Anarchists, Communists, Fabian Socialists, Utopian Socialists, other sects of Socialists, union organizers, Populists and Progressives-- detested his immense wealth and unparalleled power. They didn't believe any one man should be allowed to obtain that kind of wealth and influence. The standard anti-capitalist caricature is still J.P. Morgan in formal dress, whether in political cartoon, movie, or the little banker guy in your Monopoly game. No one since Morgan has equaled his immense power. Morgan's power died with him. Our world today has grown too large for any one financier to dominate it.

---------------------------------------------------------------------
1 Strouse, Jean. Morgan: American Financier. Random House, NYC, 1999.

2 Papa's bank became Morgan, Grenfell & Co. in 1910. Other Morgan companies that are in operation today include J.P. Morgan & Co., and Morgan Stanley Dean Witter Discover.

3 Morgan and his wife Fanny both spent six months every year in Europe; just not the same six months. When she was heading back to New York with her companions, he would sail for London with his entourage, usually including one of his lady friends.

[PHOTO OF RALPH WANGER APPEARS HERE]

Ralph Wanger
Chief Investment Officer
Wanger Asset Management, L.P.

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------

Funds at a Glance

--------------------------------------------------------------------------------
Wanger U.S. Small Cap
Results to June 30, 1999

                                          Year   Last 12
                            2nd qtr.   to date    months
Wanger U.S. Small Cap           17.8%     10.3%      4.0%
Russell 2000                    15.6%      9.3%      1.5%
S & P MidCap 400                14.2%      6.9%     17.2%
S & P 500                        7.1%     12.4%     22.8%


Wanger U.S. Small Cap N.A.V. as of 6/30/99: $21.94

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a good small company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends.

--------------------------------------------------------------------------------
Wanger U.S. Small Cap Top 5 Industries
As a % of net assets, as of 6/30/99

Information               37.3%
Energy/Minerals           16.4%
Finance                   15.3%
Industrial Goods/Services 10.5%
Health Care                9.8%

--------------------------------------------------------------------------------
Wanger U.S. Small Cap Top 10 Holdings

MidAmerican Energy        7.5%
Growth Utility

Kronos                    4.9%
Labor Management Solutions

RCN                       4.6%
Metro Market: Voice,
Video & Internet Services

UICI                      4.3%
Insurance/Specialty Finance

Lincare Holdings          4.0%
Home Health Care Services

Micros Systems            4.0%
Information Systems for
Restaurants & Hotels

National Data             3.8%
Credit Cards &
Health Claims Processor

Wackenhut                 3.5%
Prison Management

Tesoro Petroleum          3.2%
Oil Refinery/Gas Reserves

Sykes Enterprises         2.8%
Call Center Services

--------------------------------------------------------------------------------
Wanger International Small Cap
Results to June 30, 1999




                                                   Year   Last 12
                                     2nd qtr.   to date    months

Wanger International Small Cap           17.8%     24.8%     18.7%
EMI (World ex-U.S.)                       6.2%      7.7%      3.4%
EAFE                                      2.5%      4.0%      7.6%
Lipper Int'l Small Cap Funds Avg.        13.6%     17.8%      7.8%
Lipper Int'l Funds Avg.                   5.6%      6.9%      4.0%



The EMI is Salomon Brothers' index of the bottom 20% of institutionally investable capital of countries, as selected by Salomon, excluding the U.S.EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Small Cap Funds Avg. is calculated from the performance of a group of small-cap international funds. For the 2nd qtr. 6- and 12-mos. periods above, the group consisted of 70, 69 and 68 funds, respectively and included Wanger International Small-Cap. The Lipper International Funds Avg. is an average of all international funds tracked by Lipper, excluding the International Small Cap Funds. This group consisted of 630, 620 and 570 funds for the 2nd qtr. 6- and 12-mos. periods above, respectively. All indexes are unmanaged and returns include reinvested dividends.

--------------------------------------------------------------------------------
Wanger International Small Cap Top 5 Countries
As a % of net assets, as of 6/30/99

Singapore                16.4%
United Kingdom           14.4%
Sweden                    9.2%
Japan                     8.2%
Netherlands               8.1%

--------------------------------------------------------------------------------
Wanger International Small Cap Top 10 Holdings

Star Cruises              4.4%
Cruise Line-Singapore

Omni Industries           4.1%
Electronic Manufacturing
Services-Singapore

Venture Manufacturing     3.3%
Electronic Manufacturing
Services

Icon Medialab             3.0%
Web Site Development-
Sweden

Datacraft Asia            2.8%
Network Systems
Integration-Singapore

Athens Medical Center     2.7%
Hospitals-Greece

Talentum                  2.6%
Trade Journals &
Internet Services-Finland

Class Editori             2.4%
Newspapers and Online
Financial Data-Italy

Li and Fung               2.4%
Sourcing of Consumer Goods-
Hong Kong

S1 Corporation            2.3%
Central Station Alarm
Business-South Korea

The funds' top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statements of Investments for complete lists of the funds' holdings, including those described under Performance Review.

Wanger 99

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Funds at a Glance


--------------------------------------------------------------------------------
Wanger Twenty
Results to June 30, 1999

                                              2nd qtr.    Life of Fund

Wanger Twenty                                     19.0%           25.3%
Russell 2000                                      15.6%            7.9%
S & P MidCap 400                                  14.2%           11.2%
S & P 500                                          7.1%            7.9%


Wanger Twenty N.A.V. as of 6/30/99: $12.53

Life of Fund performance for Wanger Twenty is from inception (2/1/99) through 6/30/99.The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a good small company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends.


--------------------------------------------------------------------------------
Wanger Twenty Top 5 Industries
As a % of net assets, as of 6/30/99


Information                                                       42.5%
Finance                                                           17.8%
Consumer Goods/Services                                           14.8%
Energy/Minerals                                                    9.8%
Real Estate                                                        6.1%


--------------------------------------------------------------------------------
Wanger Twenty Top 10 Holdings

PRIMEDIA                     7.3%
Specialty Magazines & Other
Publications

Americredit                  6.1%
Auto Lending

The Rouse Company            6.1%
Regional Shopping Malls

AES Corporation              6.0%
Power Plants

National Data                5.6%
Credit Cards & Health Claims
Processor

UICI                         5.0%
Insurance/Specialty Finance

ServiceMaster                4.9%
Facilities Management

H & R Block                  4.9%
Tax Preparation

Telephone &                  4.7%
Data Systems
Cellular & Telephone
Franchises

Sterling Commerce            4.7%
Electronic Commerce
Software & Services


--------------------------------------------------------------------------------
Wanger Foreign Forty
Results to June 30, 1999

                                              2nd qtr.   Life of Fund*
Wanger Foreign Forty                              11.4%           13.5%
EAFE                                               2.5%            4.3%
SSB Cap Range $2-10B                               4.8%            6.2%

Wanger Foreign Forty N.A.V. as of 6/30/99: $11.35

Life of Fund performance for Wanger Foreign Forty is from inception (2/1/99) through 6/30/99. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged widely recognized international benchmark that comprises 20 major markets in Europe, Australia, and the Far East. The SSB Cap Range $2-10B is Salomon Smith Barney's two to 10 billion U.S. dollar security market capitalization subset of its Broad Market Index. It represents a mid-cap developed market index, excluding the U.S. All indexes are unmanaged and returns include reinvested dividends.



--------------------------------------------------------------------------------
Wanger Foreign Forty Top 5 Countries
As a % of net assets, as of 6/30/99

United Kingdom                                                    19.1%
Japan                                                             11.8%
Italy                                                              9.7%
Germany                                                            7.6%
Canada                                                             7.4%



--------------------------------------------------------------------------------
Wanger Foreign Forty Top 10 Holdings

Logica                       4.1%
Computer Services/
Consulting-United Kingdom

Editoriale L'Espresso        3.9%
Newspapers and
Magazines-Italy

Bodycote                     3.5%
Materials Technology &
Metal Processing-United Kingdom

Softbank                     3.4%
Internet Services/
Investment Holdings-Japan

Canadian Natural             3.3%
Resources
Oil & Gas Producer-Canada

Celestica                    3.1%
Electronic Manufacturing
Services-Canada

Stinnes                      3.0%
Freight Forwarder-
Germany

MobileCom                    3.0%
Telecommunication
Services-Germany

SmarTone Telecom             3.0%
Mobile Telecommunications-
Hong Kong

MIH                          2.9%
Pay TV-US

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------

Performance Review     Wanger U.S. Small Cap

Small stocks started the year slowly, then rallied in the second quarter. Wanger U.S. Small Cap gained 10.3% through June 30, a bit ahead of the small-cap Russell 2000 Index return of 9.3% and a bit behind the S&P 500 return of 12.4%.

     The two trends on Wall Street seem to be size and youth. S&P 500 stocks, until this past quarter, dominated the market while Internet companies fared well, too, especially those just hatched in some college dorm room. However, after interest rates rose in April, price became important. Long-ignored stocks soared (even the historically rate-sensitive utility stocks rallied), while glamour stocks declined.

     Our best stocks so far this year are companies benefiting from the Internet. Some examples include RCN, TV Guide and Liberty Media. RCN is an Internet service provider building an advanced fiber optic telecommunications network in the Northeast and West Coast. TV Guide offers an interactive program listing that one day may be your TV's portal to the World Wide Web. Liberty Media is a holding company comprising cable channel and Internet site companies.

     Wanger U.S. Small Cap's best stocks of the quarter were not so long ago its worst. All are thriving small companies whose stock prices had plunged, then rebounded 50% or more by June. Some examples include Magellan (managed care), Aspect Telecom (call center software) and Equitable Resources (gas utility).

     Small stocks were the market's winners this quarter. How long will this small-cap rally last? Well, small-caps underperformed large-caps for five years. Maybe the market will shift to favor small caps for the next five years. Wanger U.S. Small Cap shareholders should do well if this normal rotation occurs.

[PHOTO OF ROBERT A. MOHN APPEARS HERE]

Robert A. Mohn
Portfolio Manager
Wanger U.S. Small Cap

Wanger 99

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
[LOGO APPEARS HERE]
     Wanger U.S. Small Cap          Results to June 30, 1999

The Value of a $10,000 Investment in
Wanger U.S. Small Cap

Total Return for the Period
May 3, 1995 through June 30, 1999

[CHART APPEARS HERE]

Wanger U.S. Small Cap Mountain Chart Plot Points

            Wanger U.S. Small Cap  Russell 2000
            ---------------------  ------------
5/3/95      $10,000                $10,000
12/31/95    $11,600                $11,808
12/31/96    $17,004                $13,756
12/31/97    $22,005                $16,830
12/30/98    $23,916                $16,404
3/31/99     $22,388                $15,792
6/30/99     $26,375                $18,248

Average Annual
Total Return
1 year: 4.0%
3 Years: 19.8%
Life: 26.3%

--------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger U.S. Small Cap on May 3,1995 through June 30, 1999 , with the Russell 2000 with dividends reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Performance Review   Wanger International Small Cap

Your Fund delivered strong performance in the first half of 1999. Our year-to-date gain of 24.8% significantly outpaced both the competition and the Fund's benchmarks.
     The best-performing countries were Singapore and Japan. European service companies, Asian contract manufacturers and companies with Internet businesses also did particularly well.
     Since we started this Fund in May of 1995, it has risen an average of 25% per year vs. an annual 4% increase in the EMI and 9% gain in the EAFE indexes. (The Lipper International Small Cap Index had not been invented yet when we started the Fund). Our bottom-up research approach, and our emphasis on a limited number of key investment themes drove these excellent short- and long-term results.
     By identifying themes, we are able to assemble a portfolio that is widely diversified by country and industry where good ideas make a big difference. This might sound contradictory, yet a good investment theme can apply to many different companies in different countries and different industries.
     For example, the Internet, the European Economic Union, and the European common currency are causing the cold winds of competition to blow across Europe at hurricane strength. Large companies are responding with cost cuts. A variety of tasks that used to be performed in-house are now being outsourced to service companies. These service companies can do the work cheaper and more efficiently. Luckily for us, many of the service companies riding this outsourcing boom are small caps. They range from temporary employment agencies to computer service bureaus to cleaning companies to contract manufacturers, and they make up almost 20% of your Fund.
     Teamwork has always been necessary to our labor intensive research effort. Peter Zaldivar has been a key member of our research team (you can find his bio on page 1 or on our web site at www.wanger.com). In recognition of his contributions, we are pleased to add him as a co-portfolio manager of Wanger International Small Cap. In the Wanger tradition, Peter is also an investor in the Fund.


[PHOTO OF MARCEL P. HOUTZAGER APPEARS HERE]
Marcel P. Houtzager
Lead Portfolio Manager


[PHOTO OF PETER ZALDIVAR APPEARS HERE]
Peter Zaldivar
Co-Portfolio Manager

Wanger 99

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
[LOGO APPEARS HERE]
Wanger International Small Cap      Results to June 30, 1999


The Value of a $10,000 Investment in
Wanger International Small Cap

Total Return for the Period
May 3, 1995 through June 30, 1999

[CHART APPEARS HERE]

Wanger Int'l Small Cap Mountain Chart Plot Points

             Wanger Int'l Small Cap  EMI (World ex U.S.)
             ----------------------  -------------------
5/3/95       $10,000                 $10,000
12/31/95     $13,450                 $10,123
12/31/96     $17,755                 $10,855
12/31/97     $17,496                 $ 9,835
12/31/98     $20,352                 $11,030
6/30/99      $25,404                 $11,875

Average Annual
Total Return
1 year: 18.7%
3 Years: 13.9%
Life: 25.1%

--------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3, 1995 through June 30, 1999, with all dividends and capital gains reinvested, with the EMI (World ex-U.S.) In preceding years, the performance of Wanger International Small Cap was compared to Morgan Stanley's Europe, Australasia Far East Index (EAFE), an unmanaged international benchmark that comprises 20 major markets in Europe, Australia and the Far East. The EMI (World ex- U.S.) more closely approximates the composition of Wanger International Small Cap's portfolio. For the 6-months ended 6/30/99, the EMI showed an increase of 7.7% and EAFE showed an increase of 4.0%, compared to Wanger International Small Cap's total return of 24.8% for the same period. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Performance Review     Wanger Twenty

New Fund!

This quarter paid off for small- and mid-cap investors. Wanger Twenty gained 19.0%, beating the S&P MidCap 400 Index return of 14.2% and the S&P 500 Index return of 7.1%. Since inception (2/1/99), Wanger Twenty returned 25.3%, beating the S&P 400 gain of 11.2% and the S&P 500 gain of 7.9%.
     Investors rediscovered the meaning of value during the second quarter. They finally noticed the wide valuation gap between small- and mid-cap stocks versus their large-cap brethren. The small cap Russell 2000 and the S&P MidCap 400 indexes outperformed the S&P 500 by 8.5% and 7.1%, respectively during the quarter. This supports our belief that relative value exists among small to midsized companies. Many of Wanger Twenty's stocks trade at lower price-earnings multiples than S&P 500 companies, yet have higher expected growth rates.
     Twelve stocks posted double-digit gains in your Fund. Some standouts include AES, an energy company, up 56% over the past three months. Liberty Media produced a 40% gain after it invested in News Corp. Several other stocks were up 20% or more, including three stocks highlighted in our March 30 report-- Telephone & Data Systems, RCN and Jones Apparel.
     We had one disappointment this quarter--McKesson HBOC, a hospital computer services company. The stock declined 42% during the quarter when an accounting scandal was uncovered in April. While we are disappointed, it is important to remember that our concentrated strategy is to have our winners outweigh the losers, resulting in superior, long-term return potential.
     As a new institutional offering, we want to welcome fellow shareholders. We hope you are as happy with the Fund's strong start as we are. We continue to be excited about the Fund's future prospects and we appreciate your investment in Wanger Twenty.


[PHOTO OF MARK H. YOST APPEARS HERE]
Mark H. Yost
Co-Portfolio Manager

[PHOTO OF JOHN H. PARK APPEARS HERE]
John H. Park
Co-Portfolio Manager

Wanger 99
                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
[LOGO APPEARS HERE]
           Wanger Twenty            Results to June 30, 1999

--------------------------------------------------------------------------------
The Value of a $10,000 Investment in
Wanger Twenty

Total Return for the Period
February 1 through June 30, 1999

[CHART APPEARS HERE]

Wanger Twenty Mountain Chart Plot Points

               Wanger Twenty      S&P MidCap 400
               -------------      --------------

2/1/99         $10,000            $10,000
3/31/99        $10,530            $9,741
4/30/99        $12,150            $10,509
5/31/99        $12,220            $10,555
6/30/99        $12,530            $11,120

--------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger Twenty on February 1, 1999 through June 30, 1999, with the S & P MidCap 400 Index, with dividends reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.


                                    Total Return
                                    2nd qtr: 19.0%        Life: 25.3%

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Performance Review     Wanger Foreign Forty

New Fund!

Wanger Foreign Forty returned a satisfying 11.4% in the second quarter, well ahead of the 2.5% EAFE Index return. Since inception (2/1/99), the Fund is up 13.5% vs. the EAFE gain of 4.3%.

     Three of your Fund's stocks gained more than 50% during the quarter. We thank Michael King, our Japanese analyst, for unearthing Softbank at a time when it was very underfollowed. Michael also scored with Nintendo, up 64%, a name that is on the tip of every child's tongue, but not yet in every parent's portfolio. Our International Research Director, Roger Edgley, contributed contract manufacturer Natsteel Electronics in Singapore, up 56%.

     Not all of our stocks went up. We experienced modest declines in two of our European life insurance companies, Mapfre Vida in Spain, and ASR in the Netherlands. We visited these companies and have confirmed that their core life insurance businesses are still doing extremely well. Danish cleaning contractor ISS and Olivetti, an Italian typewriter maker-turned telecom operator, also had poor stock returns this quarter, although nothing bad happened to their businesses.

     As this Fund is a new offering, we would like to welcome our fellow shareholders. We hope that you are as happy with the Fund's impressive start as we are. We continue to see many excellent opportunities in the international mid-to large-cap stock universe. We believe Wanger Foreign Forty provides both a good way to diversify and to own what we think will be tomorrow's blue chips.

[PHOTO OF MARCEL P. HOUTZAGER GOES HERE]


Marcel P. Houtzager
Portfolio Manager

Wanger 99
                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
[LOGO APPEARS HERE]
      Wanger Foreign Forty          Results to June 30, 1999


--------------------------------------------------------------------------------
The Value of a $10,000 Investment in
Wanger Foreign Forty

Total Return for the Period
February 1 through June 30, 1999

[CHART APPEARS HERE]

Wanger Foreign Forty Mountain Chart Plot Points

             Wanger Foreign Forty   EAFE
             --------------------   -------
2/1/99       $10,000                $10,000
3/31/99      $10,190                $10,169
4/30/99      $10,620                $10,581
5/31/99      $10,480                $10,036
6/30/99      $11,350                $10,428

--------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger Foreign Forty on February 1, 1999 through June 30, 1999, with the EAFE Index, with dividends reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.



                                    Total Return
                                    2nd qtr: 11.4%        Life: 13.5%

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap         Statement of Investments (unaudited) June 30, 1999

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         Common Stocks--93.1%

         Information--37.3%
--------------------------------------------------------------------------------
         Broadcasting--2.1%
250,600  Data Transmission Network (b)                               $ 7,048,125
         Data Services for Farmers
--------------------------------------------------------------------------------
         Television Programming--2.5%
217,200  TV Guide (b)                                                  7,954,950
         TV Program Guides & Programming

 20,200  Liberty Media Group, AT&T (b)                                   742,350
         Cable Programming
--------------------------------------------------------------------------------
                                                                       8,697,300
--------------------------------------------------------------------------------
         Telephone Services--6.2%
380,600  RCN (b)                                                      15,842,475
         Metro Market: Voice, Video & Internet Services

127,300  Commonwealth Telephone (b)                                    5,147,693
         Rural Market: Local, Lon Distance &
         Internet Access
--------------------------------------------------------------------------------
                                                                      20,990,168
--------------------------------------------------------------------------------
         Mobile Communications--3.9%
102,000  Telephone & Data Systems                                      7,452,375
         Cellular & Telephone Franchises

234,500  COMARCO (b) (c)                                               4,646,031
         Wireless Network Testing

 50,000  Pinnacle Holdings (b)                                         1,225,000
         Towers for Cellular, PCS, & Paging
--------------------------------------------------------------------------------
                                                                      13,323,406
--------------------------------------------------------------------------------
         Telecommunications Equipment--1.2%
425,900  Aspect Telecommunications (b)                                 4,152,525
         Call Center Equipment
--------------------------------------------------------------------------------
         Business Software--1.3%
314,000  JDA Software Group (b)                                        2,924,125
         Applications/Software & Services for Retailers

 97,600  Systems & Computer Technology (b)                             1,421,300
         Enterprise Software & Services
--------------------------------------------------------------------------------
                                                                       4,345,425
--------------------------------------------------------------------------------
         Business Information/Marketing Services--3.0%
194,300  CACI International (b)                                      $ 4,371,750
         Technology Services for Government

429,400  IntelliQuest Information (b) (c)                              3,220,500
         Technology/Market Research

151,000  PRIMEDIA (b)                                                  2,557,563
         Specialty Magazines & Other Publications
--------------------------------------------------------------------------------
                                                                      10,149,813
--------------------------------------------------------------------------------
         Transaction Processors--3.8%
305,300  National Data                                                13,051,575
         Credit Card & Health Claims Processor
--------------------------------------------------------------------------------
         Computer Hardware/Related Systems--8.9%
368,900  Kronos (b)                                                   16,784,950
         Labor Management Solutions

396,100  Micros Systems  (b)                                          13,467,400
         Information Systems for Restaurants & Hotels
--------------------------------------------------------------------------------
                                                                      30,252,350
--------------------------------------------------------------------------------
         Gaming Equipment--0.6%
113,000  International Game Technology                                 2,090,500
         Slot Machines and Progressive Jackpots
--------------------------------------------------------------------------------
         Computer Services--3.8%
283,900  Sykes Enterprises (b)                                         9,475,162
         Call Center Services

119,000  Computer Task Group                                           2,023,000
         Application Development & Staffing Services

 50,000  IMR Global (b)                                                  962,500
         Application Development & Maintenance Services

357,000  Aztec Technology Partners (b)                                   669,375
         Technology Staffing Service
--------------------------------------------------------------------------------
                                                                      13,130,037
--------------------------------------------------------------------------------
         Information--Total                                          127,231,224

See accompanying notes to financial statements.

[WANGER 99]
                               Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap         Statement of Investments (unaudited) June 30, 1999


--------------------------------------------------------------------------------
Number of                                                        Value
Shares

         Health Care--8.0%
--------------------------------------------------------------------------------
         Biotechnology/Drug Delivery--0.2%
117,000  Synaptic Pharmaceuticals (b)                              $555,750
         Receptor Targeted Drug Design
--------------------------------------------------------------------------------
         Services--7.8%
544,800  Lincare Holdings (b)                                    13,620,000
         Home Health Care Services

348,000  First Health (b)                                         7,503,750
         PPO Network

547,700  Magellan Health Services (b)                             5,477,000
         Mental Health Services
--------------------------------------------------------------------------------
                                                                 26,600,750
--------------------------------------------------------------------------------
         Health Care--Total                                      27,156,500

         Consumer Goods/Services--3.6%
--------------------------------------------------------------------------------
         Nondurables--0.5%
 92,000  NuSkin Enterprises (b)                                   1,834,250
         Personal Care/Herbal Products

--------------------------------------------------------------------------------
         Retail--2.9%
809,000  Host Marriott Services (b)                               6,573,125
         Fast Food Kiosks in Airports

 66,000  Whole Foods Market (b)                                   3,172,125
         Natural Food Supermarkets
--------------------------------------------------------------------------------
                                                                  9,745,250

--------------------------------------------------------------------------------
         Casinos--0.2%
115,200  Monarch Casino & Resort (b)                                734,400
         Casino/Hotel in Reno

--------------------------------------------------------------------------------
         Consumer Goods/Services--Total                          12,313,900

         Finance--15.3%
--------------------------------------------------------------------------------
         Banks/Savings & Loans--1.8%
 82,000  Texas Regional Bancshares                                2,229,375
         TexMex Bank

 67,500  Peoples Bank Bridgeport                                  2,054,531
         Connecticut Savings & Loan

49,500   Chittenden                                              $1,548,875
         Vermont & West Massachusetts Bank

157,500  Coast Contingency Rights (b)                               167,343
         Litigation Claim Against US Government
--------------------------------------------------------------------------------
                                                                  5,998,124
--------------------------------------------------------------------------------
         Finance Companies--2.3%
419,400  Americredit (b)                                          6,710,400
         Auto Lending

232,000  World Acceptance (b)                                     1,167,250
         Personal Loans
--------------------------------------------------------------------------------
                                                                  7,877,650
--------------------------------------------------------------------------------
         Insurance--8.8%
529,600  UICI (b)                                                14,630,200
         Insurance/Specialty Finance

403,900  Acceptance Insurance (b)                                 6,083,744
         Crop Insurance

 21,000  Markel (b)                                               3,927,000
         Specialty Insurance

 92,000  Leucadia National                                        2,334,500
         Insurance Holding Company

 57,000  Protective Life                                          1,881,000
         Life/Dental Insurance

 44,000  AmerUs Life Holdings                                     1,188,000
         Annuities/Life Insurance
--------------------------------------------------------------------------------
                                                                 30,044,444
--------------------------------------------------------------------------------
         Money Management--2.4%
 57,000  SEI                                                      5,030,250
         Mutual Fund Administration

167,700  Baker Fentress                                           3,186,300
         Closed-End Investment Company
--------------------------------------------------------------------------------
                                                                  8,216,550
--------------------------------------------------------------------------------
         Finance--Total                                          52,136,768

See accompanying notes to financial statements.

                               Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap         Statement of Investments (unaudited) June 30, 1999


--------------------------------------------------------------------------------

Number of                                                 Value
Shares

          Industrial Goods/Services-9.8%
--------------------------------------------------------------------------------
          Machinery-0.9%

 99,000   Vallen (b)                                $ 1,584,000
          Safety Products Distribution

135,700   Farr (b)                                    1,492,700
          Filters
--------------------------------------------------------------------------------
                                                      3,076,700

--------------------------------------------------------------------------------
          Steel-1.1%

232,400   Atchison Casting (b)                        2,418,413
          Steel Foundries

 56,400   Schnitzer Steel                             1,265,475
          Scrap Steel Processor
--------------------------------------------------------------------------------
                                                      3,683,888

--------------------------------------------------------------------------------
          Specialty Chemicals-1.0%

189,600   Lilly Industries, Cl. A                     3,519,450
          Industrial Coatings


--------------------------------------------------------------------------------
          Other Industrial Services-6.8%

496,400   Wackenhut, Cl. B                           11,913,600
          Prison Management

412,100   Insurance Auto Auctions (b)                 6,645,113
          Auto Salvage Services

123,000   Labor Ready (b)                             3,997,500
          Temporary Manual Labor

 92,300   Compass International Services (b)            646,100
          Collection Agencies
--------------------------------------------------------------------------------
                                                      23,202,313

--------------------------------------------------------------------------------
          Industrial Goods/Services-Total             33,482,351


          Energy/Minerals-16.4%
--------------------------------------------------------------------------------
          Independent Power-8.1%

737,600   MidAmerican Energy                          25,539,400
          Growth Utility

 38,000   AES Corporation (b)                          2,208,750
          Power Plants
--------------------------------------------------------------------------------
                                                      27,748,150

--------------------------------------------------------------------------------
          Oil/Gas Producers-3.3%

688,900   Tesoro Petroleum (b)                       $10,979,344
          Oil Refinery/Gas Reserves

 78,000   Tipperary (b)                                   97,500
          Oil & Gas Producer
--------------------------------------------------------------------------------
                                                      11,076,844

--------------------------------------------------------------------------------
          Distribution/Marketing/Refining-5.0%

258,000   Atmos Energy                                 6,450,000
          Natural Gas Utility

259,100   Dynegy                                       5,279,163
          Natural Gas & Electric Processing,
          Production & Marketing

137,000   Equitable Resources                          5,171,750
          Natural Gas Utility & Producer
--------------------------------------------------------------------------------
                                                      16,900,913

--------------------------------------------------------------------------------
          Energy/Minerals-Total                       55,725,907


          Other Industries-2.7%
--------------------------------------------------------------------------------
          Real Estate-1.5%

 67,600   Forest City Enterprises Cl. A                1,892,800
          Shopping Malls

 53,900   Gaylord Entertainment                        1,617,000
          Opryland Hotel & Other Assets

 47,000   The Rouse Company                            1,192,625
          Regional Shopping Malls

 25,000   Cornerstone Properties                         396,875
          Downtown Office Buildings
--------------------------------------------------------------------------------
                                                       5,099,300

--------------------------------------------------------------------------------
          Transportation-1.2%

174,000   Hub Group (b)                                3,904,125
          Truck & Rail Freight Forwarder

--------------------------------------------------------------------------------
          Other Industries-Total                       9,003,425


See accompanying notes to financial statements.

Wanger 99
                               Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap         Statement of Investments (unaudited) June 30, 1999

Principal Amount                                                 Value

Total Common Stocks-93.1%                                 $317,050,075
--------------------------------------------------------------------------------
(Cost: $268,555,292)


Short-Term Obligations-6.5%
--------------------------------------------------------------------------------
$13,123,000 Commercial Credit 5.10%

   Maturing 07/02/99                                        13,121,141
$9,123,000 Ford Motor Credit  5.21%
   Maturing 07/01/99                                         9,123,000
--------------------------------------------------------------------------------
(Amoritized Cost: $22,244,141)                              22,244,141



Total Investments-99.6%                                    339,294,216
--------------------------------------------------------------------------------
(Cost: $290,799,433)

Cash and Other Assets less Liabilities-0.4%                  1,429,841
--------------------------------------------------------------------------------

Total Net Assets--100%                                    $340,724,057
--------------------------------------------------------------------------------


     Notes to Statement of Investments:

(a) At June 30, 1999, for federal income tax purposes cost of investments was $291,203,919 and net unrealized appreciation was $48,090,297 consisting of gross unrealized appreciation of $75,176,038 and gross unrealized depreciation of $27,085,741.

(b)  Non-income producing security.

(c) At June 30, 1999, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:

     IntelliQuest Information  5.46%
     COMARCO                   5.28%

     The aggregate cost and value of investments in these companies at June 30, 1999, was $8,676,591 and $7,866,531, respectively. The market value of these securities represents 2.31% of the total net assets at June 30, 1999. During the six months ended June 30, 1999, cost of purchases in affiliated companies was $921,500. There were no proceeds from sales or dividends received from these companies during the six months ended June 30, 1999.

    See accompanying notes to financial statements.

                               Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Wanger International Small Cap
                              Statement of Investments (unaudited) June 30, 1999

--------------------------------------------------------------------------------
Number of                                                        Value
Shares

         Common Stocks--99.1%

         Europe--56.5%
--------------------------------------------------------------------------------
         Germany--2.2%
 34,000  Rhoen Klinikum                                          $3,383,695
         Hospital Management

  7,800  Kamps                                                      317,744
         Bakery Chain
--------------------------------------------------------------------------------
                                                                  3,701,439
--------------------------------------------------------------------------------
         Denmark--0.9%
 25,000  Vest Wood                                                1,515,573
         Furniture
--------------------------------------------------------------------------------
         Netherlands--8.1%
 94,243  Hunter Douglas                                           3,236,520
         Decorative Window Coverings

 51,666  Kempen                                                   2,584,232
         Stock Brokerage/Investment Management

101,785  Unique International                                     2,482,561
         Human Resources

121,818  Computer Service Solutions (b)                           1,746,269
         Computer Services

160,000  Scala Business Solutions (b)                             1,361,316
         Enterprise Software for Small-to-Medium
         Sized Companies

 60,000  Detron Group (b)                                           841,541
         Telephone Services

 26,000  Frans Maas Group                                           777,600
         Transportation/Freight Forwarding

 30,000  UCC Holding                                                417,676
         Computer Services
--------------------------------------------------------------------------------
                                                                 13,447,715
--------------------------------------------------------------------------------
         Finland--3.2%
288,800  Talentum                                                 4,408,024
         Trade Journals & Internet Services

112,000  Teleste Corporation (b)                                  1,016,449
         Cable Television Equipment
--------------------------------------------------------------------------------
                                                                  5,424,473
--------------------------------------------------------------------------------
         Norway--1.8%
500,000  Visma                                                   $1,937,123
         Business Software

 67,700  Enitel (b)                                               1,074,944
         Telephone Services
--------------------------------------------------------------------------------
                                                                  3,012,067

--------------------------------------------------------------------------------
         Sweden--9.2%
140,000  Icon Medialab (b)                                        5,071,748
         Web Site Development

175,000  Modern Times                                             3,797,636
         TV, Newspapers & Internet

250,000  Semcon                                                   2,234,768
         Technical Consultant

247,000  Mandator                                                 1,641,437
         Computer Services/Consulting

300,000  Micronic Laser Systems (b)                               1,340,861
         Electronics Production Equipment

 55,000  IBS (b)                                                  1,238,826
         Supply Chain Management Software

  3,300  Entra Data                                                  65,208
         Banking Software
--------------------------------------------------------------------------------
                                                                 15,390,484
--------------------------------------------------------------------------------
         France--2.9%
 15,000  Fininfo                                                  2,567,937
         Data Feeds for French Banks & Brokers

 50,000  CPR Finance                                              2,230,702
         Stock Brokerage
--------------------------------------------------------------------------------
                                                                  4,798,639

See accompanying notes to financial statements.

[WANGER 99]
                               Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Wanger International Small Cap
                              Statement of Investments (unaudited) June 30, 1999


--------------------------------------------------------------------------------
Number of                                                        Value
Shares


--------------------------------------------------------------------------------
           United Kingdom/Ireland--15.1%
  600,000  Informa Group                                         $3,494,657
           Business Information Provider

  345,000  Parity                                                 3,426,088
           Computer Software, IT Staffing & Services

1,300,000  Workplace Technologies                                 3,278,704
           Network Integration

2,000,000  Electronics Boutique                                   2,908,274
           Video/Computer Games Retailer

1,000,000  Taylor Nelson                                          2,490,554
           Market Research Services

  500,000  Hogg Robinson                                          1,785,160
           Corporate Travel Management

  150,000  SSL International                                      1,730,777
           Medical & Footcare Products

  400,000  Oriflame International                                 1,513,248
           Cosmetics Sold Door-to-Door

   60,000  Icon (Ireland) (b)                                     1,177,500
           Contract Research Organization

  245,868  Morse Holdings (b)                                       903,019
           Computer Hardware & Equipment

  250,000  Photobition Group (b)                                    853,172
           Production of Graphics for Exhibits

  129,000  Edinburgh Fund Managers                                  850,989
           Investment Management

  150,000  Expro International Group                                800,366
           Oil Field Services
-------------------------------------------------------------------------------
                                                                 25,212,508
-------------------------------------------------------------------------------
           Spain/Portugal--3.9%
  100,000  Mapfre Vida                                            2,856,701
           Life Insurance/Mutual Funds

  200,000  Prosegur                                               2,248,234
           Security Guards

  100,000  Filmes Lusomundo (Portugal)                            1,390,192
           Newspapers, Radio, Video, Film Distribution
-------------------------------------------------------------------------------
                                                                  6,495,127
-------------------------------------------------------------------------------
           Switzerland--2.0%
    4,000  Phoenix Mecano                                        $1,883,443
           Electrical Components Manufacturer

    3,000  Affichage                                              1,418,371
           Billboard Advertising
-------------------------------------------------------------------------------
                                                                  3,301,814
-------------------------------------------------------------------------------
           Italy/Greece--7.2%
  180,000  Athens Medical Center (Greece) (b)                     4,486,854
           Hospitals

  500,000  Class Editori                                          3,996,287
           Newspapers & Online Financial Data

  150,000  Banca Pop Commercia e Industria                        3,511,576

  150,000  Banca Pop Commercia e Industria Rights (b)                92,972
           Regional Bank
-------------------------------------------------------------------------------
                                                                 12,087,689
-------------------------------------------------------------------------------
           Europe--Total                                         94,387,528

           Asia--29.6%
-------------------------------------------------------------------------------
           Hong Kong--2.4%
1,640,000  Li and Fung                                            3,931,485
           Sourcing of Consumer Goods
-------------------------------------------------------------------------------
           Japan--8.2%
  175,000  NuSkin Enterprises (b)                                 3,489,063
           Personal Care/Herbal Products

   31,000  Nichii Gakkan                                          3,380,701
           Health Care Services

   10,000  Ryohin Keikaku                                         2,515,697
           Designer & Retailer of Muji Brand
           Specialty Consumer Goods

   31,100  Trans Cosmos                                           2,261,071
           Information Technology Services & Investments

   28,000  Moshi Moshi Hotline                                    2,058,824
           Telemarketing
-------------------------------------------------------------------------------
                                                                 13,705,356

See accompanying notes to financial statements.

                               Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Wanger International Small Cap
                              Statement of Investments (unaudited) June 30, 1999


--------------------------------------------------------------------------------
Number of                                                       Value
Shares


           Asia--29.6% (cont)
--------------------------------------------------------------------------------
           Malaysia--0.3%
  388,000  Computer System Advisor                                 $551,659
           Systems Integration & Software Services
-------------------------------------------------------------------------------
           Singapore--16.4%
1,630,400  Star Cruises                                           7,271,584
           Cruise Line

7,200,000  Omni Industries                                        6,851,101
           Electronic Manufacturing Services

  720,000  Venture Manufacturing                                  5,540,088
           Electronic Manufacturing Services

1,080,000  Datacraft Asia                                         4,708,800
           Network Systems Integration

4,509,000  Datapulse Technology (b)                               2,939,789
           CD-ROM Replication
-------------------------------------------------------------------------------
                                                                 27,311,362
-------------------------------------------------------------------------------
           South Korea--2.3%
   20,000  S1 Corporation                                         3,853,132

      918  S1 Corporation Rights (b)                                 41,716
           Central Station Alarm Business
-------------------------------------------------------------------------------
                                                                  3,894,848
-------------------------------------------------------------------------------
           Asia-Total                                            49,394,710

           Latin America--4.1%
-------------------------------------------------------------------------------
           Mexico--3.3%
1,600,000  Grupo Continental                                      2,502,964
           Beverages

  641,000  Corp Interamericana                                    2,079,451
           de Entretenimiento (b)
           Special Events and Live Entertainment

1,240,000  Nadro, Series L                                          984,335
           Pharmaceutical Distributor
-------------------------------------------------------------------------------
                                                                  5,566,750
-------------------------------------------------------------------------------
           Brazil--0.8%
   46,900  Tele Celular                                        $  1,017,144
           Mobile Communications

   10,000  Tele Nordeste                                            270,000
           Cellular Operator
-------------------------------------------------------------------------------
                                                                  1,287,144
-------------------------------------------------------------------------------
           Latin America--Total                                   6,853,894

           Other Countries--8.9%
-------------------------------------------------------------------------------
           Australia--2.9%
  750,000  AAPT (b)                                               2,333,198
           Telecommunications Services

1,100,000  Powertel (b)                                           1,317,843
           Telecommunications Services

  500,000  Keycorp (b)                                            1,234,444
           Smart Card Technology
-------------------------------------------------------------------------------
                                                                  4,885,485
-------------------------------------------------------------------------------
           Canada--3.8%
  200,000  Penn West Petroleum (b)                                3,648,402
           Oil & Gas Producer

  140,000  MDSI Mobil Data Solutions (b)                          2,266,250
           Wireless Software

  175,000  Canadian 88 Energy (b)                                   487,129
           Oil & Gas Producer
-------------------------------------------------------------------------------
                                                                  6,401,781
-------------------------------------------------------------------------------
           Israel--2.2%
   80,000  Galileo Technology (b)                                 3,625,000
           Communications Semiconductors
-------------------------------------------------------------------------------
           Other-Total                                           14,912,266

Total Common Stocks--99.1%                                      165,548,398
-------------------------------------------------------------------------------
(Cost: $118,965,633)

Cash and Other Assets less Liabilities--0.9%                      1,431,364
-------------------------------------------------------------------------------

Total Net Assets--100%                                         $166,979,762
-------------------------------------------------------------------------------


Notes to Statement of Investments:

(a) At June 30, 1999, for federal income tax purposes cost of investments was $118,980,042 and net unrealized appreciation was $46,568,356 consisting of gross unrealized appreciation of $53,171,832 and gross unrealized depreciation of $6,603,476.

(b)  Non-income producing security.

See accompanying notes to financial statements.

Wanger 99

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Wanger International Small Cap          Portfolio Diversification  June 30, 1999


At June 30, 1999, the Fund's portfolio of investments as a percentage of net assets was diversified as follows:

                                        Value      Percent
-----------------------------------------------------------
Information
Computer Services                    $17,022,781      10.2%
Contract Manufacturing                15,330,978       9.2
Publishing                            13,592,139       8.1
Telephone Services                    11,174,564       6.7
Business Software                     10,284,392       6.2
Business Information &
  Marketing Services                   5,911,663       3.5
Semiconductors & Related
  Equipment                            4,965,861       3.0
Domestic Consumer Software             2,266,250       1.3
Advertising                            1,418,371       0.9
Computer Hardware &
  Related Equipment                    1,238,826       0.8
Transaction Processors                 1,234,444       0.7
Telecommunications Equipment           1,016,449       0.6
-----------------------------------------------------------
                                      85,456,718      51.2

-----------------------------------------------------------
Health Care
Hospital Management                    7,870,549       4.7
Healthcare Services                    3,380,701       2.0
Pharmaceuticals                        1,730,777       1.0
-----------------------------------------------------------
                                      12,982,027       7.7

-----------------------------------------------------------
Consumer Goods/Services
Travel                                 9,056,744       5.4
Other Consumer Services                5,974,299       3.6
Retail                                 5,423,971       3.3
Nondurables                            5,002,311       3.0
Other Entertainment                    4,708,800       2.8
Other Durable Goods                    3,236,520       1.9
Beverages                              2,502,964       1.5
Furniture/Textile                      1,515,573       0.9
Consumer Goods Distribution              984,335       0.6
Food                                     317,744       0.2
-----------------------------------------------------------
                                      38,723,261      23.2

-----------------------------------------------------------
Finance
Brokerage                             $4,814,934       2.9
Banks                                  3,604,548       2.2
Insurance                              2,856,701       1.7
Money Management                         850,989       0.5
-----------------------------------------------------------
                                      12,127,172       7.3

-----------------------------------------------------------
Industrial Goods/Services
Outsourcing and Training Services      8,662,280       5.2
Electrical Components                  1,883,443       1.1
-----------------------------------------------------------
                                      10,545,723       6.3

-----------------------------------------------------------
Energy/Minerals
Oil/Gas Producers                      4,135,531       2.5
Oil Services                             800,366       0.5
-----------------------------------------------------------
                                       4,935,897       3.0

-----------------------------------------------------------
Other
Transportation                           777,600       0.4
-----------------------------------------------------------


-----------------------------------------------------------
Total Common Stocks                  165,548,398      99.1

-----------------------------------------------------------
Cash and Other Assets
  less Liabilities                     1,431,364       0.9

-----------------------------------------------------------
Net Assets                          $166,979,762     100.0%

-----------------------------------------------------------


See accompanying notes to financial statements.

Wagner 99


                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Wanger Twenty                 Statement of Investments (unaudited) June 30, 1999


---------------------------------------------------------------------------
Number of                                                        Value
Shares
        Common Stocks-92.7%

        Information-42.5%
---------------------------------------------------------------------------
        Television Programming-3.5%

 4,400  Liberty Media Group, AT&T (b)                            $  161,700
        Cable Programming

---------------------------------------------------------------------------
        Telephone Services-4.3%

 4,700  RCN (b)                                                     195,637
        Metro Market: Voice, Video & Internet Services

---------------------------------------------------------------------------
        Mobile Communications-4.7%

 3,000  Telephone & Data Systems                                    219,188
        Cellular & Telephone Franchises

---------------------------------------------------------------------------
        Business Software-4.7%

 6,000  Sterling Commerce (b)                                       219,000
        Electronic Commerce Software & Services

---------------------------------------------------------------------------
        Business Information/Marketing Services-16.2%

20,000  PRIMEDIA (b)                                                338,750
        Specialty Magazines & Other Publications

 4,500  H & R Block                                                 225,000
        Tax Preparation

 7,500  Acxiom (b)                                                  187,031
        Database Marketing Services
---------------------------------------------------------------------------
                                                                    750,781

---------------------------------------------------------------------------
        Transaction Processors-5.6%

 6,000  National Data                                               256,500
        Credit Card & Health Claims Processor

---------------------------------------------------------------------------
        Computer Services-3.5%

 7,200  Keane (b)                                                   162,900
        Application Development & Maintenance Services

---------------------------------------------------------------------------
        Information-Total                                         1,965,706


        Health Care-1.7%
---------------------------------------------------------------------------
        Services-1.7%

 3,200  Lincare Holdings (b)                                     $   80,000
        Home Health Care Services

---------------------------------------------------------------------------
        Health Care-Total                                            80,000

        Consumer Goods/Services-14.8%
---------------------------------------------------------------------------
        Furniture/Manufacturers-6.5%

 6,000  Jones Apparel (b)                                           205,875
        Women's Apparel

 4,400  Herman Miller                                                92,400
        Office Furniture

---------------------------------------------------------------------------
                                                                    298,275

---------------------------------------------------------------------------
        Cruise Lines-3.4%

 3,600  Royal Caribbean Cruises                                     157,500
        Cruises to Caribbean & Alaska

---------------------------------------------------------------------------
        Other Consumer Services-4.9%

12,200  ServiceMaster                                               228,750
        Facilities Management

---------------------------------------------------------------------------
        Consumer Goods/Services-Total                               684,525

        Finance-17.8%
---------------------------------------------------------------------------
        Finance Companies-6.1%

17,800  Americredit (b)                                             284,800
        Auto Lending

---------------------------------------------------------------------------
        Insurance-8.2%

 8,400  UICI (b)                                                    232,050
        Insurance/Specialty Finance

 1,000  Progressive                                                 145,000
        Auto Insurance

---------------------------------------------------------------------------
                                                                    377,050



See accompanying notes to financial statements.

Wanger 99

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Wanger Twenty                 Statement of Investments (unaudited) June 30, 1999


---------------------------------------------------------------------------
Number of                                                        Value
Shares

---------------------------------------------------------------------------
        Money Management-3.5%

1,850   SEI Investments                                            $163,263
        Mutual Fund Administration

---------------------------------------------------------------------------
        Finance-Total                                               825,113

        Energy/Minerals-9.8%
---------------------------------------------------------------------------
        Independent Power-9.8%

4,800   AES Corporation (b)                                         279,000
        Power Plants

5,000   MidAmerican Energy                                          173,125
        Growth Utility

---------------------------------------------------------------------------
        Energy/Minerals-Total                                       452,125

---------------------------------------------------------------------------
        Real Estate-6.1%

11,000  The Rouse Company                                           279,125
        Regional Shopping Malls

---------------------------------------------------------------------------
        Real Estate-Total                                           279,125

Total Common Stocks-92.7%                                         4,286,594
---------------------------------------------------------------------------
(Cost: $3,810,312)

Cash and Other Assets less Liabilities-7.3%                         339,201
---------------------------------------------------------------------------

Total Net Assets-100%                                            $4,625,795
---------------------------------------------------------------------------


Notes to Statement of Investments:

(a) At June 30, 1999, for federal income tax purposes cost of investments was $3,823,621 and net unrealized appreciation was $462,973 consisting of gross unrealized appreciation of $529,341 and gross unrealized depreciation of $66,368.

(b) Non-income producing security.


See accompanying notes to financial statements.

Wanger 99

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Wanger Foreign Forty          Statement of Investments (unaudited) June 30, 1999


---------------------------------------------------------------------------
Number of                                                        Value
Shares

Common Stocks-94.5%

        Europe-61.7%
---------------------------------------------------------------------------
        Germany-7.6%

 3,500  Stinnes (b)                                                $ 54,504
        Freight Forwarder

   600  MobilCom                                                     53,710
        Telecommunication Services

   300  Rhoen Klinikum                                               29,856
        Hospital Management
---------------------------------------------------------------------------
                                                                    138,070

---------------------------------------------------------------------------
        Denmark-1.5%

   500  ISS International Service (b)                                26,766
        Cleaning Services

---------------------------------------------------------------------------
        Netherlands-5.9%

 1,229  Hunter Douglas                                               42,207
        Decorative Window Coverings

 1,006  Getronics                                                    38,698
        Computer Services

   406  ASR Verzekeringsgrp                                          26,776
        Insurance
---------------------------------------------------------------------------
                                                                    107,681

---------------------------------------------------------------------------
        Finland-2.3%

 1,000  Tieto Corporation                                            41,665
        Computer Services/Consulting

---------------------------------------------------------------------------
        Sweden-1.9%

 1,000  Netcom                                                       33,639
        Telecommunication Services

---------------------------------------------------------------------------
        France-3.3%

   150  SITA                                                         33,940
        Waste Hauling & Landfills

   260  Atos (b)                                                     26,546
        Computer Services/Transaction Processing

---------------------------------------------------------------------------
                                                                     60,486

---------------------------------------------------------------------------
        United Kingdom-19.1%

 7,000  Logica                                                     $ 73,377
        Computer Software & Services

10,000  Bodycote                                                     62,500
        Materials Technology & Metal Processing

   600  NTL (b)                                                      51,713
        Voice, Video & Data Services

 5,000  Airtours                                                     39,880
        Packaged Tour Vacations

 1,500  Serco Group                                                  33,812
        Facilities Management

10,000  Smith & Nephew                                               30,423
        Medical Equipment & Supplies

 3,000  Sema                                                         28,941
        Computer Software & Services

 1,000  Energis (b)                                                  23,849
        Telecommunication Services
---------------------------------------------------------------------------
                                                                    344,495

---------------------------------------------------------------------------
        Spain/Portugal-7.1%

   800  Aguas de Barcelona                                           41,664
        Water Utility

 3,000  Prosegur                                                     33,724
        Security Guards

 1,000  Mapire Vida                                                  28,567
        Life Insurance & Mutual Funds

 2,300  Indra Sistamas                                               24,787
        Computer Services

---------------------------------------------------------------------------
                                                                    128,742

---------------------------------------------------------------------------
        Switzerland-3.3%

    20  Pargesa                                                      30,362
        Industrial & Media Conglomerate

    15  Cie Fin Richemont                                            28,850
        Luxury Goods, Tobacco & Pay TV
---------------------------------------------------------------------------
                                                                     59,212

See accompanying notes to financial statements.

Wanger 99

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Wanger Foreign Forty          Statement of Investments (unaudited) June 30, 1999


---------------------------------------------------------------------------
Number of                                                        Value
Shares

---------------------------------------------------------------------------
        Italy-9.7%

 4,400  Editoriale L'Espresso                                       $71,242
        Newspapers & Magazines

10,000  Saipem                                                       39,911
        Offshore Construction

25,000  SEAT Pagine Gialle                                           34,161
        Yellow Pages Publisher

 3,000  Autogrill Finanziari                                         30,908
        Tollway Restaurants

---------------------------------------------------------------------------
                                                                    176,222

---------------------------------------------------------------------------
        Europe-Total                                              1,116,978

        Asia-17.2%
---------------------------------------------------------------------------
        Hong Kong-3.0%

15,000  SmarTone Telecom                                             53,358
        Mobile Telecommunications

---------------------------------------------------------------------------
        Japan-11.8%

   300  Softbank                                                     60,749
        Internet Services/Investment Holdings

 2,500  NuSkin Enterprises (b)                                       49,844
        Personal Care/Herbal Products

   300  Nintendo                                                     42,160
        Video Games

   300  Takefuji                                                     31,006
        Unsecured Consumer Loans

 2,000  Olympus Optical                                              29,560
        Photographic & Medical Equipment

---------------------------------------------------------------------------
                                                                    213,319

---------------------------------------------------------------------------
        Singapore-2.4%

10,000  Natsteel Electronics                                         43,759
        Electronic Manufacturing Services

---------------------------------------------------------------------------
        Asia-Total                                                  310,436


        Other Countries-15.6%
---------------------------------------------------------------------------
        Canada-7.4%

 3,000  Canadian Natural Resources (b)                              $58,780
        Oil & Gas Producer

 1,300  Celestica (b)                                                55,949
        Electronic Manufacturing Services

 1,000  Power Financial                                              18,918
        Financial Services Holding Company

---------------------------------------------------------------------------
                                                                    133,647

---------------------------------------------------------------------------
        Israel-1.3%

 1,000  Amdocs (b)                                                   22,750
        Telecommunications Billing & Customer
        Care Software

---------------------------------------------------------------------------
        United States-6.9%

 2,000  MIH (b)                                                      53,000
        Pay TV

   600  Global TeleSystems (b)                                       48,600
        Telecommunication Services

 1,200  Azurix (b)                                                   24,000
        Owner & Operator of Water Utilities

---------------------------------------------------------------------------
                                                                    125,600

---------------------------------------------------------------------------
        Other-Total                                                 281,997

Total Common Stocks-94.5%                                         1,709,411
---------------------------------------------------------------------------
(Cost: $1,568,486)

Cash and Other Assets less Liabilities-5.5%                          98,822
---------------------------------------------------------------------------

Total Net Assets-100%                                            $1,808,233
---------------------------------------------------------------------------



Notes to Statement of Investments:

(a) At June 30, 1999, for federal income tax purposes cost of investments was $1,568,486 and net unrealized appreciation was $140,925 consisting of gross unrealized appreciation of $212,483 and gross unrealized depreciation of $71,558.

(b)  Non-income producing security.


See accompanying notes to financial statements.

Wanger 99

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Wanger Foreign Forty                    Portfolio Diversification  June 30, 1999


At June 30, 1999 the Fund's portfolio of investments as a percentage of net assets was diversified as follows:

                                                  Value    Percent
------------------------------------------------------------------
Information
Telephone Services                             $300,319      16.6%
Computer Services                               209,226      11.5
Publishing                                      131,991       7.3
CATV                                             51,713       2.9
Contract Manufacturing                           43,759       2.4
Business Information & Marketing Services        24,787       1.4
Business Software                                22,750       1.2
------------------------------------------------------------------
                                                784,545      43.3

------------------------------------------------------------------
Health Care
Hospital/Laboratory Supplies                     30,423       1.7
Hospital Management                              29,856       1.7
Medical Equipment                                29,560       1.6
------------------------------------------------------------------
                                                 89,839       5.0

------------------------------------------------------------------
Consumer Goods/Services
Nondurables                                      49,844       2.8
Other Durable Goods                              42,207       2.3
International Consumer Software                  42,160       2.3
Travel                                           39,880       2.2
Restaurants                                      30,908       1.7
Other Entertainment                              28,850       1.6
------------------------------------------------------------------
                                                233,849      12.9

------------------------------------------------------------------
Finance
Insurance                                        74,261       4.1
Finance Companies                                31,006       1.7
Closed-End Funds                                 30,362       1.7
------------------------------------------------------------------
                                                135,629       7.5

------------------------------------------------------------------
Industrial Goods/Services
Outsourcing & Training Services                  94,301       5.2
Industrial Materials                             62,500       3.5
Electrical Components                            55,949       3.1
------------------------------------------------------------------
                                                212,750      11.8

------------------------------------------------------------------
Energy/Minerals
Oil/Gas Producers                                58,780       3.3
Oil Services                                     39,910       2.2
------------------------------------------------------------------
                                                 98,690       5.5

------------------------------------------------------------------
Other
Regulated Utilities                              65,665       3.6
Transportation                                   54,504       3.0
Waste Management                                 33,940       1.9
------------------------------------------------------------------
                                                154,109       8.5

------------------------------------------------------------------
Total Common Stocks                           1,709,411      94.5

------------------------------------------------------------------
Cash and Other Assets less Liabilities           98,822       5.5

------------------------------------------------------------------
Net Assets                                   $1,808,233     100.0%

------------------------------------------------------------------


See accompanying notes to financial statements.

Wanger99

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)  June 30, 1999

                                                                    ---------------------------------------------------------------
                                                                            Wanger           Wanger          Wanger          Wanger
                                                                    U.S. Small Cap    International          Twenty         Foreign
                                                                                          Small Cap                           Forty
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost: Wanger U.S. Small Cap $290,799,433;      $339,294,216     $165,548,398    $  4,286,594    $  1,709,411
  Wanger International Small Cap  $118,965,633;
  Wanger Twenty $3,810,312; Wanger Foreign Forty $1,568,486)
Cash                                                                           912        1,750,994         451,819           4,384
Organization costs                                                          16,782           16,782              --              --
Receivable for:
  Securities sold                                                          994,578        3,052,143              --          72,053
  Fund shares sold                                                         477,161          144,406          10,104          16,968
  Dividends and interest                                                    25,418          240,362             950           3,422
  Amount due from advisor                                                       --               --           5,495          13,931
  Other assets                                                               1,135            3,371              --              --
-----------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                         340,810,202      170,756,456       4,754,962       1,820,169

Liabilities and Net Assets
Payable for:
  Securities purchased                                                          --        3,521,955         117,872              --
  Fund shares redeemed                                                      42,265          171,757              --              21
  Amount owed to advisor                                                    17,170           16,680              --              --
  Other                                                                     26,710           66,302          11,295          11,915
-----------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                         86,145        3,776,694         129,167          11,936
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                      $340,724,057     $166,979,762    $  4,625,795    $  1,808,233
-----------------------------------------------------------------------------------------------------------------------------------
Fund shares outstanding                                                 15,531,414        6,933,671         369,296         159,352
-----------------------------------------------------------------------------------------------------------------------------------
Pricing of Shares
Net asset value, offering price and redemption price per share              $21.94           $24.08          $12.53          $11.35
-----------------------------------------------------------------------------------------------------------------------------------
Analysis of Net Assets
Paid-in capital                                                       $260,423,742     $114,179,466    $  4,046,893    $  1,598,626
Undistributed net realized gain on sales of investments and
  foreign currency transactions                                         31,189,978        6,162,015         109,670          60,151
Net unrealized appreciation of investments and foreign
  currency transactions                                                 48,494,783       46,576,943         476,282         140,885
Undistributed net investment income (loss)                                 615,554           61,338          (7,050)          8,571
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                      $340,724,057     $166,979,762    $  4,625,795    $  1,808,233


See accompanying notes to financial statements.

Wanger99


                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Statements of Operations (unaudited)


                                                                ----------------  ----------------  -------------   -------------
                                                                          Wanger            Wanger         Wanger          Wanger
                                                                  U.S. Small Cap     International         Twenty   Foreign Forty

                                                                                                        Inception       Inception
                                                                                                       February 1      February 1
                                                                Six months ended  Six months ended        through         through
                                                                   June 30, 1999     June 30, 1999  June 30, 1999   June 30, 1999
---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign taxes of $128,740 for Wanger              $ 1,699,825       $ 1,193,034       $  7,227        $ 16,910
  International Small Cap and $1,456 for Wanger Foreign Forty)
Interest                                                                524,396            10,115             --              --
---------------------------------------------------------------------------------------------------------------------------------
  Total investment income                                             2,224,221         1,203,149          7,227          16,910

Expenses:
Investment advisory                                                   1,502,772           935,848         10,047           5,751
Custodian                                                                19,401           130,267          2,200           3,853
Legal and audit                                                          29,517            28,112          6,871           6,871
Reports to shareholders                                                  14,015            14,015          3,318           3,318
Amortization of organization costs                                        9,906             9,906             --              --
Transfer agent                                                           10,860            10,860          8,636           8,636
Trustees'                                                                15,117             8,537            417             417
Insurance                                                                 2,232             1,017             --              --
Other                                                                     7,240             3,801            167             167
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                        1,611,060         1,142,363         31,656          29,013
Less custodian fees paid indirectly                                      (2,393)             (667)        (1,836)           (992)
Less reimbursement of expenses by advisor                                    --                --        (15,543)        (19,682)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,608,667         1,141,696         14,277           8,339
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                            615,554            61,453         (7,050)          8,571
Net realized and unrealized gain (loss) on investments:
  Net realized gain on sales of investments                          31,594,733        13,523,454        109,670          60,151
  Net change in unrealized appreciation                              (1,610,075)       20,023,079        476,282         140,885
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      29,984,658        33,546,533        585,952         201,036
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $30,600,212       $33,607,986       $578,902        $209,607
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Wanger99


                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Statements of Changes in Net Assets (unaudited)


                                                 -------------------------   -------------------------   ------------- -------------
                                                 Wanger U.S. Small Cap       Wanger International        Wanger Twenty       Wanger
                                                                                        Small Cap                           Foreign
                                                                                                                              Forty

                                                                                                            Inception     Inception
                                                 Six months    Year ended    Six months    Year ended      February 1    February 1
                                                 ended June      December    ended June      December    through June  through June
                                                   30, 1999      31, 1998      30, 1999      31, 1999        30, 1999      30, 1999
------------------------------------------------------------------------------------------------------------------------------------
From operations:
  Net investment income (loss)                       $615,554     $(783,423)      $61,453      $220,138       $(7,050)       $8,571
  Net realized gain (loss) on sales of
    investments                                    31,594,733    31,406,965    13,523,454    (2,995,916)      109,670        60,151
  Net change in unrealized appreciation            (1,610,075)   (6,414,368)   20,023,079    21,548,547       476,282       140,885
------------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from
    operations                                     30,600,212    24,209,174    33,607,986    18,772,769       578,902       209,607

Distributions to shareholders from:
  Net investment income                                    --            --    (2,396,217)   (1,532,876)           --            --
  Net realized gain                               (31,015,042)  (15,422,770)           --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders              (31,015,042)  (15,422,770)   (2,396,217)   (1,532,876)           --            --

From Fund share transactions:
  Reinvestment of dividends and capital gain
    distributions                                  30,987,684    15,407,847     2,391,782     1,530,069            --            --
  Proceeds from other shares sold                  16,882,083    94,608,919     7,859,552    26,836,486     4,367,302     1,765,984
------------------------------------------------------------------------------------------------------------------------------------
                                                   47,869,767   110,016,766    10,251,334    28,366,555     4,367,302     1,765,984
 Payments for shares redeemed                     (45,849,761)  (50,550,116)  (15,736,650)  (25,013,297)     (320,409)     (167,358)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets from
   Fund share transactions                          2,020,006    59,466,650    (5,485,316)    3,353,258     4,046,893     1,598,626
------------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                        1,605,176    68,253,054    25,726,453    20,593,151     4,625,795     1,808,233

Net assets:
  Beginning of period                             339,118,881   270,865,827   141,253,309   120,660,158            --            --
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                  $340,724,057  $339,118,881  $166,979,762  $141,253,309  $  4,625,795  $  1,808,233
------------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income (Loss)           $615,554            $0       $61,337    $2,396,211       $(7,050)       $8,571
------------------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.

Wanger99

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap               Financial Highlights

                                      Six months ended         Year ended         Year ended         Year ended  May 3, 1995 through
                                         June 30. 1999  December 31, 1998  December 31, 1997  December 31, 1996    December 31, 1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of
  period                                       $22.18             $21.46             $16.97             $11.60               $10.00

Income From Investment Operations
  Net investment income (loss) (c)                .04               (.05)              (.02)              (.06)                (.05)
  Net realized and unrealized gain
    on investments                               1.84               1.93               4.90               5.46                 1.65
------------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                1.88               1.88               4.88               5.40                 1.60

Less Distributions
  Dividends from net investment income             --                 --                 --                 --                   --
  Distributions from net realized gain          (2.12)             (1.16)              (.39)              (.03)                  --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (2.12)             (1.16)              (.39)              (.03)                  --

Net Asset Value, end of period                 $21.94             $22.18             $21.46             $16.97               $11.60
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                    10.3%               8.68%             29.41%             46.59%               16.00%

Ratios/Supplemental Data
Ratio of expenses to average net
  assets (a) (b)                                 1.02%*             1.02%              1.06%              1.21%               2.08%*
Ratio of net investment income (loss)
  to average net assets (b)                       .39%*             (.25%)             (.10%)             (.41%)             (1.44%)
Portfolio turnover rate                            37%*               34%                34%                46%                 59%
Net assets at end of period                340,724,057        339,118,881        270,865,827        128,957,911          21,903,536


--------------------------------------------------------------------------------
    *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian (custodian fees paid indirectly). This ratio net of custodian fees paid indirectly would have been 1.04% for the year ended December 31, 1997, 1.19% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The Fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995, would have been 2.35% and (1.71%), respectively.

(c) Net investment income (loss) per share for the six months ended June 30, 1999, and the years ended December 31, 1998, 1997 and 1996 was based upon the average shares outstanding during the period.


See accompanying notes to financial statements.

                                 Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Wanger International Small Cap   Financial Highlights


                                 Six months ended          Year ended          Year ended          Year ended   May 3, 1995 through
                                    June 30, 1999   December 31, 1998   December 31, 1997   December 31, 1996     December 31, 1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning
  of period                                $19.62              $17.05              $17.71              $13.45              $10.00

Income From Investment
  Operations

Net investment income
  (loss) (c)                                   --                 .03                 .02                (.09)               (.03)

  Net realized and
     unrealized gain (loss)
      on investments                         4.80                2.76                (.26)               4.38                3.48
-----------------------------------------------------------------------------------------------------------------------------------
 Total from investment
  operations                                 4.80                2.79                (.24)               4.29                3.45

Less Distributions

Dividends from net
  investment income                          (.34)               (.22)                 --                  --                  --

Distributions from net realized
  gain and unrealized gain
  reportable for federal
  income taxes                                 --                  --                (.42)               (.03)                 --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                          (.34)               (.22)               (.42)               (.03)                 --

Net Asset Value, end of
  period                                   $24.08              $19.62              $17.05              $17.71              $13.45
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                24.82%              16.33%              (1.46%)             32.01%              34.50%

Ratios/Supplemental Data

Ratio of expenses to average net
  assets (a) (b)                             1.55%*              1.55%               1.60%               1.79%               2.32%

Ratio of net investment
  income (loss) to average
  net assets (b)                              .08%*               .16%                .12%               (.56%)              (.81%)*

Portfolio turnover rate                        73%*                56%                 60%                 50%                 14%*

Net assets at end of period           166,979,762         141,253,309         120,660,158          84,855,082          11,368,924
-----------------------------------------------------------------------------------------------------------------------------------

     *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian (custodian fees paid indirectly). This ratio net of custodian fees paid indirectly would have been 1.54% for the six months ended June 30, 1999, 1.59% for the year ended December 31, 1997, 1.75% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The Fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995, would have been 4.20% and (2.69%), respectively.

(c) Net investment income (loss) per share for the six months ended June 30, 1999, and the years ended December 31, 1998, 1997 and 1996 was based upon the average shares outstanding during the period.


See accompanying notes to financial statements.

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Wanger Twenty                       Financial Highlights


                                              February 1,1999 through
                                                         June 30,1999
--------------------------------------------------------------------------------
Net Asset Value, beginning of period                           $10.00

Income From Investment Operations

  Net investment loss (c)                                        (.03)
  Net realized and unrealized gain on investments                2.56
--------------------------------------------------------------------------------
  Total from investment operations                               2.53
--------------------------------------------------------------------------------

Net Asset Value, end of period                                 $12.53
--------------------------------------------------------------------------------
Total Return                                                    25.30%

Ratios/Supplemental Data

Ratio of expenses to average net assets (a) (b)                  1.52% *
Ratio of net investment loss to average net assets (b)           (.67%)*
Portfolio turnover rate                                           119% *
Net assets at end of period                                 4,625,795




     *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian (custodian fees paid indirectly). This ratio net of custodian fees paid indirectly would have been 1.35% for the period ended June 30, 1999.

(b) The Fund was reimbursed by the Advisor for certain expenses from February 1, 1999 through June 30, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets for the period ended June 30, 1999 would have been 2.82% and (2.14%), respectively.

(c) Net investment loss per share for the period ended June 30, 1999 was based upon the average shares outstanding during the period.

See accompanying notes to financial statements.

Wanger 99
                                 Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Wanger Foreign Forty             Financial Highlights


                                                     February 1, 1999 through
                                                                June 30, 1999
--------------------------------------------------------------------------------
Net Asset Value, beginning of period                                   $10.00

Income From Investment Operations
   Net investment income (c)                                              .06
   Net realized and unrealized gain on investments                       1.29
--------------------------------------------------------------------------------
   Total from investment operations                                      1.35
--------------------------------------------------------------------------------

Net Asset Value, end of period                                         $11.35
--------------------------------------------------------------------------------
Total Return                                                            13.50%

Ratios/Supplemental Data
Ratio of expenses to average net assets (a) (b)                          1.62%*
Ratio of net investment income to average net assets (b)                 1.49%*
Portfolio turnover rate                                                   101%*
Net assets at end of period                                         1,808,233






--------------------------------------------------------------------------------
     *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian (custodian fees paid indirectly). This ratio net of custodian fees paid indirectly would have been 1.45% for the period ended June 30, 1999.

(b) The Fund was reimbursed by the Advisor for certain expenses from February 1, 1999 through June 30, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets for the period ended June 30, 1999 would have been 4.87% and (1.93%), respectively.

(c) Net investment income per share for the period ended June 30, 1999, was based upon the average shares outstanding during the period.





See accompanying notes to financial statements.

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Notes to Financial Statements

1.   Nature of Operations

Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty ("the Funds") are series of Wanger Advisors Trust ("the Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain insurance company separate accounts established for the purpose of funding variable insurance contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2.   Significant Accounting Policies

Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custodian fees

Custodian fees are reduced based on each Fund's cash balances maintained with the custodian. This presentation does not affect the determination of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders

The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all of their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes.
  Wanger International Small Cap has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICS") for income tax purposes. In accordance with this election, the Fund had no unrealized appreciation from investments in PFICs at June 30, 1999. Cumulative net unrealized appreciation recognized in prior years on PFICs sold in 1999 amounted to $83,762.
  Wanger International Small Cap intends to utilize provisions of the federal income tax law that allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized gains. At December 31, 1998, the Fund had a capital loss carryforward of $7,263,202 of which $382,694 will expire December 31, 2005 and $6,880,508 will expire December 31, 2006.
  Dividends and distributions payable to each Fund's shareholders are recorded by the Fund on the ex-dividend date.
  Reclassifications have been made in 1998 for Wanger U.S. Small Cap in the accompanying analysis of net assets from undistributed net investment income to net realized gain on the sale of investments of $783,423 to reflect differences between financial reporting and income tax basis and had no impact on net asset value. Reclassifications have also been made in 1998 for Wanger International Small Cap from accumulated net realized gain on sale of investments to undistributed net investment income of $2,092,223 to reflect differences between financial reporting and income tax basis.

3.  Transactions with Affiliates

The Funds' investment advisor, Wanger Asset Management, L.P., ("WAM") furnishes continuing investment supervision to the Funds and is responsible for overall management of the Funds' business affairs. Each Fund pays WAM a monthly advisory fee based upon average daily net assets at the following rates:

                                    Wanger Advisor Trust  1999 Semiannual Report
--------------------------------------------------------------------------------
Notes to Financial Statements

Wanger U.S. Small Cap
Average Daily Net Assets
  For the first $100 million        1.00%
  Next $150 million                  .95%
  In excess of $250 million          .90%

Wanger International Small Cap
Average Daily Net Assets
  For the first $100 million        1.30%
  Next $150 million                 1.20%
  In excess of $250 million         1.10%

Wanger Twenty
On average daily net assets          .95%

Wanger Foreign Forty
On average daily net assets         1.00%

WAM has undertaken to reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed a percentage of average net assets. This amount is 1.50% for Wanger U.S. Small Cap, 1.90% for Wanger International Small Cap, 1.35% for Wanger Twenty and 1.45% for Wanger Foreign Forty. WAM was not required to reimburse Wanger U.S. Small Cap or Wanger International Small Cap under these undertakings for the six months ended June 30, 1999. Wanger Twenty and Wanger Foreign Forty were reimbursed $15,543 and $19,682, respectively, for the period ended June 30, 1999.

  Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. The Funds paid the following trustees' fees and expenses to trustees not affiliated with WAM:


                                  Period ended June 30, 1999
Wanger U.S. Small Cap                                $15,117
Wanger International Small Cap                         8,537
Wanger Twenty                                            417
Wanger Foreign Forty                                     417

WAM advanced $100,000 in connection with the organization and initial registration of Wanger U.S. Small Cap and Wanger International Small Cap. These costs are being amortized and reimbursed to WAM over the period May, 1995 through April, 2000. WAM paid all organization costs associated with the organization of Wanger Twenty and Wanger Foreign Forty. These costs amounted to $20,816. WAM will not be reimbursed for these costs by the Funds.
  WAM Brokerage Services, L.L.C., a wholly-owned subsidiary of WAM, is the distributor of each Fund's shares and receives no compensation for its services.

4.   Borrowing Arrangements
The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility.

5.   Fund Shares Transactions
Proceeds and payments on Fund shares as shown in the statements of changes in net assets are in respect of the following numbers of shares:

Wanger U.S. Small Cap                 Period ended          Year ended
                                     June 30, 1999   December 31, 1998

Shares sold                                834,884           4,370,518
Shares issued in reinvestment of
  dividend and capital gain
  distributions                          1,675,771             686,318
--------------------------------------------------------------------------------
                                         2,510,655           5,056,836
Less shares redeemed                     2,270,064           2,389,858
--------------------------------------------------------------------------------
Net increase in shares outstanding         240,591           2,666,978


Wanger International Small Cap        Period ended          Year ended
                                     June 30, 1999   December 31, 1998

Shares sold                                370,799           1,389,310
Shares issued in reinvestment
  of dividend and capital gain
  distributions                            119,889              76,657
--------------------------------------------------------------------------------
                                           490,688           1,485,987
Less shares redeemed                       754,971           1,346,776
--------------------------------------------------------------------------------
Net decrease in shares outstanding        (264,283)            119,191


Wanger Twenty                         Period ended
                                     June 30, 1999
Shares sold                                396,035
Less shares redeemed                        26,739
--------------------------------------------------------------------------------
Net increase in shares outstanding         369,296


Wanger Foreign Forty                  Period ended
                                     June 30, 1999
Shares sold                                175,081
Less shares redeemed                        15,729
--------------------------------------------------------------------------------
Net increase in shares outstanding         159,352


6.  Investment Transactions
The aggregate costs of purchases and proceeds from sales other than short-term obligations for the period ended June 30, 1999 were:


                    ------------------------------------------------------------
                    Wanger U.S.            Wanger      Wanger             Wanger
                      Small Cap     International      Twenty      Foreign Forty
                                        Small Cap
Purchases           $54,856,973       $53,569,418  $4,935,376         $2,055,610
Sales                83,195,198        58,000,528   1,234,734            547,275


--------------------------------------------------------------------------------
Wanger Advisors Trust

Trustees
Fred D. Hasselbring
Charles P. McQuaid
P. Michael Phelps
Ralph Wanger
Patricia H. Werhane

Officers

Marcel P. Houtzager
Vice President

Kenneth A. Kalina
Assistant Treasurer

Bruce H. Lauer
Vice President and Treasurer

Charles P. McQuaid
Senior Vice President

Robert A. Mohn
Vice President

John H. Park
Vice President

Steven A. Radis
Vice President and Secretary

Ralph Wanger
President

Mark H. Yost
Vice President

Peter Zaldivar
Vice President

Leah J. Zell
Vice President

Transfer Agent,
Dividend Disbursing Agent
and Custodian
State Street Bank
and Trust Company
Attention:
Wanger Advisors Trust
P.O. Box 8502
Boston, Massachusetts
02266-8502

Distributor
WAM Brokerage
Services, L.L.C.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-5-WANGER
(1-800-592-6437)

Investment Advisor
Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-5-WANGER
(1-800-592-6437)

Legal Counsel
Bell, Boyd & Lloyd
Chicago, Illinois



This report, including the unaudited schedules of investments and Financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

OBC1

Wanger Advisors Trust






OL2568S


                                                                            8/99